Exhibit 99.1
                                              CSC Computational Materials dated
                                                              November 11, 2004
                                              ---------------------------------



CWABS 2004-12

Assumptions
-----------
12-mo Recovery Lag.
Trigger Failing.
Run to Maturity.
100% Servicer Advance.
Defaults on Top of Prepayment.
IO loans with 50% Loss Severity
No Crossing to/from Arm Group


         MF6

                                  -----------------------------------------------------------------------------------------
45% Severity                      Forward LIBOR                                Forward LIBOR + 150
                                  -----------------------------------------------------------------------------------------
                                  Break CDR     WAL     Collat Cum Group Loss  Break CDR     WAL     Collat Cum Group Loss
                      -----------------------------------------------------------------------------------------------------
                         100% PPC       4.83   18.68      28,725,007.87 (8.65%)      4.61   18.80     27,605,675.31 (8.31%)
                      -----------------------------------------------------------------------------------------------------

                                  -----------------------------------------------------------------------------------------
55% Severity                      Forward LIBOR                                Forward LIBOR + 150
                                  -----------------------------------------------------------------------------------------
                                  Break CDR     WAL     Collat Cum Group Loss  Break CDR     WAL     Collat Cum Group Loss
                      -----------------------------------------------------------------------------------------------------
                         100% PPC       3.99   19.17      29,150,587.61 (8.78%)      3.81   19.25     27,996,161.38 (8.43%)
                      -----------------------------------------------------------------------------------------------------